Supplement dated December 4, 2006

to Prospectus for John Hancock Trust

Dated April 28, 2006

(76 fund prospectus)

Mid Cap Core Trust

Strategic Value Trust

Effective immediately after the close of business on December 1, 2006, the acquired portfolios of John Hancock Trust (the “Trust”) listed below (“Acquired Portfolios”) were combined into the corresponding acquiring portfolios of the Trust listed below (“Acquiring Portfolios”):

Acquired Portfolios	Acquiring Portfolios

Mid Cap Core Trust	Mid Cap Index Trust
Strategic Value Trust	Large Cap Value Trust

The combination of the Acquired Portfolios into the corresponding Acquiring Portfolios was completed pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees and by shareholders of each Acquired Portfolio.